UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 17, 2005

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108
Eagan, Minnesota		55121

(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.
Item 8.01 Other Events.
     On November 17, 2005, Hypertension Diagnostics, Inc. (“HDI”) agreed to extend the exercise date of its Redeemable Class B Warrants (“Class B Warrants”) to purchase shares of its common stock, $0.01 par value per share (“Common Stock”) issued in connection with the exercise of certain Redeemable Class A Warrants (“Class A Warrants”) during 2001 and 2002. The Class A Warrants were originally issued in HDI’s initial public offering in July and August 1998. The Class B Warrants, which would have expired on January 23, 2006, were extended to expire on February 28, 2006. In addition, the exercise price for the Class B Warrants was reduced from $1.00 per share to $0.22 per share. The Class B Warrants trade under the symbol: HDIIZ.OB.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.
By /s/ Mark N. Schwartz
Its Chairman of the Board and
Chief Executive Officer

Dated: November 17, 2005